                               POWER OF ATTORNEY

The person whose signature appears below hereby makes, constitutes and appoints each of Brad Marshall, Steve Kuppenheimer, Robert Busch and Marisa J. Beeney
with full power to act without the other, as his agent and attorney-in-fact for the purpose of executing in his name, in his capacity as a Trustee of Blackstone
Private Credit Fund and Blackstone / GSO Secured Lending Fund, (i) the
registration statement on Form N-2 or any other appropriate form (including amendments or supplements thereto) to be filed with the United States Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, as applicable, (ii) any statement of beneficial ownership on Form 3, 4 or 5 or any amendment thereto to be filed with the SEC, or (iii) any and all other documents that may be necessary or appropriate in connection with or in furtherance of any of the foregoing, including, without limitation, any application for EDGAR access codes, Form ID, or any amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required pursuant to Section 13(d) or Section 16(a) of the Securities Exchange Act of 1934, as amended, or any rule or regulation of the SEC, such power and authority to extend to any form or forms adopted by the
SEC in lieu of or in addition to any of the foregoing; in each case, as determined by such attorney-in-fact to be necessary or appropriate.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by me.

IN WITNESS HEREOF I have executed this instrument as of the 3rd day of
November, 2020.

/s/ James Frederic Clark
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James Frederic Clark              Trustee, Blackstone Private Credit Fund
                                  Trustee, Blackstone / GSO Secured Lending Fund